Note 15 - Earnings Per Share	12 Months Ended
Jan. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Note 15 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”) (number of shares in thousands):

Year Ended	January 31, 2014	January 31, 2013	January 31, 2012

Net income for purposes of calculating basic and diluted earnings per share	9,612	15,996	12,026
Weighted average shares outstanding	62,841	62,556	62,218
Dilutive effect of employee stock options	1,258	1,279	1,182
Dilutive effect of restricted and performance share units	271	25	-
Weighted average common and common equivalent shares outstanding	64,370	63,860	63,400
Earnings per share
Basic	0.15	0.26	0.19
Diluted	0.15	0.25	0.19

For the years ended January 31, 2014, 2013 and 2012, respectively, nil, 40,000 and 15,000 options were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive. Additionally, for 2014, 2013 and 2012, respectively, the application of the treasury stock method excluded nil, 7,500 and 418,480 options from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense of such options that are attributed to future service periods made such options anti-dilutive.